BrightSpire Capital, Inc. Announces Third Quarter 2021 Financial Results NEW YORK, November 3, 2021 – BrightSpire Capital, Inc. (NYSE: BRSP) (“BrightSpire Capital” or the “Company”) today announced its financial results for the third quarter ended September 30, 2021 and certain updates. The Company reported third quarter 2021 GAAP net loss attributable to common stockholders of $(70.1) million, or $(0.54) per share, and Distributable Loss of $(68.4) million, or $(0.51) per share. Excluding realized losses and fair value adjustments, Adjusted Distributable Earnings of $35.0 million, or $0.26 per share. The Company reported GAAP net book value of $11.04 per share and undepreciated book value of $12.00 per share as of September 30, 2021. Michael J. Mazzei, Chief Executive Officer and President, commented, “BrightSpire Capital reported another solid quarter with Adjusted Distributable Earnings of $0.26 per share, an increase from $0.20 per share in the second quarter. I am also pleased to announce a fourth quarter dividend of $0.18 per share, an increase from $0.16 per share in the third quarter, marking our third consecutive increase this year.” Mr. Mazzei continued, “We deployed $519 million of capital into new loans during the quarter and since commencing originations in the fourth quarter of 2020, we have now closed on or committed to 69 loans totaling $2.1 billion. During the quarter, our largest non-accrual senior loan was reinstated to accrual status as the borrower is emerging from bankruptcy. However increased risks surrounding our interests in the mezzanine loan for the L.A. Mixed-Use Project have resulted in a full write down of its remaining value of $98 million.” Mr. Mazzei continued, “As we look towards the remainder of 2021 and into 2022, we expect to continue to deploy capital into new loan originations, complete the rotation of our portfolio and fine tune our liability structure.” Supplemental Financial Report A Third Quarter 2021 Supplemental Financial Report is available on the Shareholders – Events and Presentations section of the Company’s website at www.brightspire.com. This information will be furnished to the SEC in a Current Report on Form 8-K. We refer to “Distributable Earnings” and “Adjusted Distributable Earnings”, which are non-GAAP financial measures, in this release. A reconciliation to net income/(loss) attributable to BrightSpire Capital, the most directly comparable GAAP measure, is included in our full detailed Third Quarter 2021 Supplemental Financial Report and is available on our website at www.brightspire.com. Third Quarter 2021 Conference Call The Company will conduct a conference call to discuss the financial results on November 3, 2021 at 7:00 a.m. PT / 10:00 a.m. ET. To participate in the event by telephone, please dial (877) 407-0784 ten minutes prior to the start time (to allow time for registration). International callers should dial (201) 689-8560. The call will also be broadcast live over the Internet and can be accessed on the Shareholders section of the Company’s website at www.brightspire.com. A webcast of the call will be available for 90 days on the Company’s website. For those unable to participate during the live call, a replay will be available starting November 3, 2021 at 10:00 a.m. PT / 1:00 p.m. ET, through November 10, 2021, at 8:59 p.m. PT / 11:59 p.m. ET. To access the replay, dial (844) 512-2921 and use conference ID code 13723633. International callers should dial (412) 317-6671 and enter the same conference ID. Dividend Announcement On November 3, 2021, the Company’s Board of Directors declared a quarterly cash dividend of $0.18 per share to holders of Class A common stock for the fourth quarter of 2021, which will be paid on January 14, 2022, to common stockholders of record on December 31, 2021. Previously, on August 4, 2021, the Company’s Board of Directors declared a quarterly cash dividend of $0.16 per share to holders of Class A common stock for the third quarter of 2021, which was paid on October 15, 2021, to common stockholders of record on September 30, 2021. Corporate Governance Updates Effective October 29, 2021, the Company’s Board of Directors and Compensation Committee approved the adoption of (i) a Clawback Policy, providing for the recoupment of incentive compensation from executive officers and other senior employees responsible for financial reporting if the Company is required to prepare accounting restatements as a result of financial reporting Exhibit 99.1 misconduct by such person, and (ii) Stock Ownership Guidelines, setting significant Company stock ownership thresholds applicable to executive officers and directors of the Company. Pursuant to the Stock Ownership Guidelines, ownership thresholds shall include: chief executive officer (5x base salary), other executive officers (3x base salary) and directors (5x annual cash retainer), subject to a 5-year grace period and which thresholds shall not count unexercised options or unearned performance awards. The Board of Directors believes that adopting these two policies advances a culture that emphasizes integrity and accountability at the Company and further aligns the long-term interests of the stockholders, executive officers and directors of the Company. About BrightSpire Capital, Inc. BrightSpire Capital, Inc. (NYSE: BRSP), formerly Colony Credit Real Estate, Inc. (NYSE: CLNC), is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com. Cautionary Statement Regarding Forward-Looking Statements This press release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19) and its adverse impact on the real estate market, the economy and the Company’s investments (including, but not limited to, the Los Angeles mixed-use development loan, other hospitality loans, and Dublin development financings), financial condition and business operation; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in the Company’s other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; the ability to simplify the portfolio, realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected cost savings through the internalization or expected returns on equity and/or yields on investments; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company’s ability to maintain or grow the dividend at all in the future; defaults by borrowers in paying debt service on outstanding indebtedness, borrowers’ abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO’s on a go forward basis, including at a reduced cost of capital; the conditions to the completion of the co-invest portfolio sale may not be satisfied, or the approvals required for the transaction may not be obtained on the terms expected, on the anticipated schedule, or at all; the timing or ability to payoff off the 5- investment preferred financing following the co-invest portfolio sale and net effect book value for such events (including the extent of purchase price adjustments); and the impact of legislative, regulatory, tax and competitive changes, and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in BrightSpire Capital’s other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so. Investor Relations BrightSpire Capital, Inc. Addo Investor Relations Lasse Glassen 310-829-5400